SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 ------------

                                   FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                 ------------

                               February 26, 2002
               Date of Report (Date of Earliest Event Reported)

                                 PRIMEDIA INC.
              (Exact Name of Registrant as Specified in Charter)

             DELAWARE                      1-11106              13-3647573
  (State or Other Jurisdiction    (Commission File Number)     (IRS Employer
   of Incorporation or                                      Identification No.)
   Organization)

        745 Fifth Avenue
      New York, New York                                           10151
 (Address of Principal Executive Office)                         (Zip Code)

                                (212) 745-0100
             (Registrant's Telephone Number, Including Area Code)

                                NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA STATEMENTS AND EXHIBITS

         (c)  Exhibits

                  99.1  Presentation material.

ITEM 9.  REGULATION FD DISCLOSURE.

         On February 26, 2002, Thomas S. Rogers, Chairman of the Board, Chief Executive Officer and Director of PRIMEDIA Inc., distributed presentation materials, attached hereto as Exhibit 99.1, in connection with a conference sponsored by Merrill Lynch.



                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             PRIMEDIA INC.


                                             By:  /s/ Beverly C. Chell
                                                  ----------------------------
                                                  Name:  Beverly C. Chell
                                                  Title: Vice Chairman and
                                                           Secretary

February 26, 2002